SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUND:

Deutsche New York Tax‐Free Income Fund

Rebecca L. Flinn has been added as a portfolio manager of the fund and is, together with Philip G. Condon, Ashton P. Goodfield and Matthew J. Caggiano, responsible for the day-to-day management of the fund.

The following information is added to the existing tables in APPENDIX I-D – PORTFOLIO MANAGEMENT under the headings “Fund Ownership of Portfolio Managers” and “Conflicts of Interest” in the Fund’s Statement of Additional Information and is provided as of August 31, 2014:

Fund Ownership of Portfolio Managers
Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
Rebecca L. Flinn	$0	$100,001 - $500,000

Conflicts of Interest

Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Rebecca L. Flinn	3	$2,427,431,885	0	$0

Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Rebecca L. Flinn	0	$0	0	$0

Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Rebecca L. Flinn	0	$0	0	$0

Please Retain This Supplement for Future Reference
November 21, 2014
SAISTKR-183